EXHIBIT 99.1
                                 ------------

                Computational Materials filed on March 4, 2005.

INDX 2005-AR6
-------------
                                                                       No securities are being offered by these summary
-----------------------------------------------------------------      materials. If the securities described herein or other
Principal Balance                Count    Balance       Percent        securities are ultimately offered, they will be offered
-----------------------------------------------------------------      only pursuant to a definitive offering circular, and
Less than or equal to $50,000.00      5        $250,000    0.00%       prospective investors who consider purchasing any such
-----------------------------------------------------------------      securities should make their investment decision based
$50,000.01 to $100,000.00           148      12,194,850      1.2       only upon the information provided therein and
-----------------------------------------------------------------      consultation with their own advisers. This material is for
$100,000.01 to $150,000.00          426      54,329,321      5.4       your private information and we are not soliciting any
-----------------------------------------------------------------      action based upon it. This material is not to be construed
$150,000.01 to $200,000.00          562      99,917,054      9.9       as an offer to sell or the solicitation of any offer to
-----------------------------------------------------------------      buy any security in any jurisdiction where such an offer
$200,000.01 to $350,000.00        1,330     356,032,442     35.4       or solicitation would be illegal. This material is based
-----------------------------------------------------------------      on information that we consider reliable, but we do not
$350,000.01 to $500,000.00          658     274,539,292     27.3       represent that it is accurate or complete and it should
-----------------------------------------------------------------      not be relied upon as such. By accepting this material the
$500,000.01 to $650,000.00          232     132,620,956     13.2       recipient agrees that it will not distribute or provide
-----------------------------------------------------------------      the material to any other person.The information contained
$650,000.01 to $800,000.00           36      26,301,426      2.6       in this material may not pertain to any securities that
-----------------------------------------------------------------      will actually be sold. The information contained in this
$800,000.01 to $950,000.00           21      18,587,516      1.8       material may be based on assumptions regarding market
-----------------------------------------------------------------      conditions and other matters as reflected therein. We make
$950,000.01 to $1,100,000.00         11      11,041,671      1.1       no representations regarding the reasonableness of such
-----------------------------------------------------------------      assumptions or the likelihood that any of such assumptions
$1,100,000.01 to $1,250,000.00        1       1,220,000      0.1       will coincide with actual market conditions or events, and
-----------------------------------------------------------------      this material should not be relied upon for such purposes.
$1,250,000.01 to $1,400,000.00        2       2,677,919      0.3       We and our affiliates, officers, directors, partners and
-----------------------------------------------------------------      employees, including persons involved in the preparation
$1,400,000.01 to $1,550,000.00        3       4,450,000      0.4       or issuance of this material may, from time to time, have
-----------------------------------------------------------------      long or short positions in, and buy or sell, the
$1,550,000.01 to $1,700,000.00        1       1,669,761      0.2       securities mentioned herein or derivatives thereof
-----------------------------------------------------------------      (including options). This material may be filed within the
$1,700,000.01 to $1,850,000.00        3       5,342,910      0.5       Securities and Exchange Commission (the "SEC") and
-----------------------------------------------------------------      incorporated by reference into an effective registration
$1,850,000.01 to $2,000,000.00        1       1,868,000      0.2       statement previously filed with the SEC under Rule 415 of
-----------------------------------------------------------------      the Securities Act of 1933, including in cases where the
$2,000,000.01 to $2,150,000.00        1       2,075,043      0.2       material does not pertain to securities that are
-----------------------------------------------------------------      ultimately offered for sale pursuant to such registration
Total:                            3,441  $1,005,118,162  100.00%       statement. Information contained in this material is
-----------------------------------------------------------------      current as of the date appearing on this material only.
                                                                       Information in this material regarding the assets backing
group 1                                                                any securities discussed herein supersedes all prior
-----------------------------------------------------------------      information regarding such assets. Any information in the
Principal Balance                Count      Balance     Percent        material, whether regarding the assets backing any
-----------------------------------------------------------------      securities discussed herein or otherwise, will be
Less than or equal to $50,000.00      5        $250,000    0.10%       superseded by the information included in the final
-----------------------------------------------------------------      prospectus for any securities actually sold to you.
$50,000.01 to $100,000.00           113       9,208,889      2.2       Goldman Sachs does not provide accounting, tax or legal
-----------------------------------------------------------------      advice. Subject to applicable law, you may disclose any
$100,000.01 to $150,000.00          306      39,170,219      9.3       and all aspects of any potential transaction or structure
-----------------------------------------------------------------      described herein that are necessary to support any U.S.
$150,000.01 to $200,000.00          419      74,712,216     17.7       federal income tax benefits, without Goldman Sachs
-----------------------------------------------------------------      imposing any limitation of any kind.
$200,000.01 to $250,000.00          407      91,885,589     21.8
-----------------------------------------------------------------
$250,000.01 to $300,000.00          361      99,147,661     23.5
-----------------------------------------------------------------
$300,000.01 to $350,000.00          249      81,372,607     19.3
-----------------------------------------------------------------
$350,000.01 to $400,000.00           52      18,941,210      4.5
-----------------------------------------------------------------
$400,000.01 to $450,000.00            8       3,454,150      0.8
-----------------------------------------------------------------
$450,000.01 to $500,000.00            4       1,904,264      0.5
-----------------------------------------------------------------
$600,000.01 to $650,000.00            2       1,266,850      0.3
-----------------------------------------------------------------
Total:                            1,926    $421,313,654  100.00%
-----------------------------------------------------------------


FICOs
-----

-----------------------------------------------------------------
FICO Score                       Count      Balance     Percent
-----------------------------------------------------------------
Missing                               5      $1,041,660    0.10%
-----------------------------------------------------------------
600 to 624                           47      13,824,539      1.4
-----------------------------------------------------------------
625 to 649                          367     105,488,990     10.5
-----------------------------------------------------------------

-----------------------------------------------------------------
650 to 674                          564     169,180,029     16.8
-----------------------------------------------------------------
675 to 699                          686     212,939,839     21.2
-----------------------------------------------------------------
700 to 724                          590     172,955,056     17.2
-----------------------------------------------------------------
725 to 749                          455     128,771,839     12.8
-----------------------------------------------------------------
750 to 774                          414     115,192,544     11.5
-----------------------------------------------------------------
775 to 799                          247      70,416,300        7
-----------------------------------------------------------------
800 to 824                           66      15,307,367      1.5
-----------------------------------------------------------------
Total:                            3,441  $1,005,118,162  100.00%
-----------------------------------------------------------------

group 1
-----------------------------------------------------------------
FICO Score                       Count      Balance     Percent
-----------------------------------------------------------------
Missing                               3        $524,456    0.10%
-----------------------------------------------------------------
600 to 624                           30       7,012,439      1.7
-----------------------------------------------------------------
625 to 649                          196      43,476,836     10.3
-----------------------------------------------------------------
650 to 674                          315      68,894,614     16.4
-----------------------------------------------------------------
675 to 699                          358      81,230,003     19.3
-----------------------------------------------------------------
700 to 724                          335      74,005,243     17.6
-----------------------------------------------------------------
725 to 749                          266      57,151,875     13.6
-----------------------------------------------------------------
750 to 774                          242      51,555,273     12.2
-----------------------------------------------------------------
775 to 799                          134      28,265,475      6.7
-----------------------------------------------------------------
800 to 824                           47       9,197,439      2.2
-----------------------------------------------------------------
Total:                            1,926    $421,313,654  100.00%
-----------------------------------------------------------------

3. Principal Balance

---------------------------------------------------------------------------
Principal Balance                      Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $50,000.00             5         $250,000      0.10%
---------------------------------------------------------------------------
$50,000.01 to $200,000.00                  838      123,091,324       29.2
---------------------------------------------------------------------------
$200,000.01 to $350,000.00               1,017      272,405,857       64.7
---------------------------------------------------------------------------
$350,000.01 to $500,000.00                  64       24,299,624        5.8
---------------------------------------------------------------------------
$500,000.01 to $650,000.00                   2        1,266,850        0.3
---------------------------------------------------------------------------
Total:                                   1,926     $421,313,654    100.00%
---------------------------------------------------------------------------

                 Top
                 ---



4. Principal Balance

---------------------------------------------------------------------------
Principal Balance                      Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $50,000.00             5         $250,000      0.10%
---------------------------------------------------------------------------
$50,000.01 to $100,000.00                  113        9,208,889        2.2
---------------------------------------------------------------------------
$100,000.01 to $150,000.00                 306       39,170,219        9.3
---------------------------------------------------------------------------
$150,000.01 to $200,000.00                 419       74,712,216       17.7
---------------------------------------------------------------------------
$200,000.01 to $250,000.00                 407       91,885,589       21.8
---------------------------------------------------------------------------
$250,000.01 to $300,000.00                 361       99,147,661       23.5
---------------------------------------------------------------------------
$300,000.01 to $350,000.00                 249       81,372,607       19.3
---------------------------------------------------------------------------
$350,000.01 to $400,000.00                  52       18,941,210        4.5
---------------------------------------------------------------------------
$400,000.01 to $450,000.00                   8        3,454,150        0.8
---------------------------------------------------------------------------
$450,000.01 to $500,000.00                   4        1,904,264        0.5
---------------------------------------------------------------------------
$600,000.01 to $650,000.00                   2        1,266,850        0.3
---------------------------------------------------------------------------
Total:                                   1,926     $421,313,654    100.00%
---------------------------------------------------------------------------

                 Top
                 ---

INDX 2005-AR6
-------------
                                                                       No securities are being offered by these summary
-----------------------------------------------------------------      materials. If the securities described herein or other
Principal Balance                Count    Balance       Percent        securities are ultimately offered, they will be offered
-----------------------------------------------------------------      only pursuant to a definitive offering circular, and
Less than or equal to $50,000.00      5        $250,000    0.00%       prospective investors who consider purchasing any such
-----------------------------------------------------------------      securities should make their investment decision based
$50,000.01 to $100,000.00           148      12,194,850      1.2       only upon the information provided therein and
-----------------------------------------------------------------      consultation with their own advisers. This material is for
$100,000.01 to $150,000.00          426      54,329,321      5.4       your private information and we are not soliciting any
-----------------------------------------------------------------      action based upon it. This material is not to be construed
$150,000.01 to $200,000.00          562      99,917,054      9.9       as an offer to sell or the solicitation of any offer to
-----------------------------------------------------------------      buy any security in any jurisdiction where such an offer
$200,000.01 to $350,000.00        1,330     356,032,442     35.4       or solicitation would be illegal. This material is based
-----------------------------------------------------------------      on information that we consider reliable, but we do not
$350,000.01 to $500,000.00          658     274,539,292     27.3       represent that it is accurate or complete and it should
-----------------------------------------------------------------      not be relied upon as such. By accepting this material the
$500,000.01 to $650,000.00          232     132,620,956     13.2       recipient agrees that it will not distribute or provide
-----------------------------------------------------------------      the material to any other person.The information contained
$650,000.01 to $800,000.00           36      26,301,426      2.6       in this material may not pertain to any securities that
-----------------------------------------------------------------      will actually be sold. The information contained in this
$800,000.01 to $950,000.00           21      18,587,516      1.8       material may be based on assumptions regarding market
-----------------------------------------------------------------      conditions and other matters as reflected therein. We make
$950,000.01 to $1,100,000.00         11      11,041,671      1.1       no representations regarding the reasonableness of such
-----------------------------------------------------------------      assumptions or the likelihood that any of such assumptions
$1,100,000.01 to $1,250,000.00        1       1,220,000      0.1       will coincide with actual market conditions or events, and
-----------------------------------------------------------------      this material should not be relied upon for such purposes.
$1,250,000.01 to $1,400,000.00        2       2,677,919      0.3       We and our affiliates, officers, directors, partners and
-----------------------------------------------------------------      employees, including persons involved in the preparation
$1,400,000.01 to $1,550,000.00        3       4,450,000      0.4       or issuance of this material may, from time to time, have
-----------------------------------------------------------------      long or short positions in, and buy or sell, the
$1,550,000.01 to $1,700,000.00        1       1,669,761      0.2       securities mentioned herein or derivatives thereof
-----------------------------------------------------------------      (including options). This material may be filed within the
$1,700,000.01 to $1,850,000.00        3       5,342,910      0.5       Securities and Exchange Commission (the "SEC") and
-----------------------------------------------------------------      incorporated by reference into an effective registration
$1,850,000.01 to $2,000,000.00        1       1,868,000      0.2       statement previously filed with the SEC under Rule 415 of
-----------------------------------------------------------------      the Securities Act of 1933, including in cases where the
$2,000,000.01 to $2,150,000.00        1       2,075,043      0.2       material does not pertain to securities that are
-----------------------------------------------------------------      ultimately offered for sale pursuant to such registration
Total:                            3,441  $1,005,118,162  100.00%       statement. Information contained in this material is
-----------------------------------------------------------------      current as of the date appearing on this material only.
                                                                       Information in this material regarding the assets backing
                                                                       any securities discussed herein supersedes all prior
                                                                       information regarding such assets. Any information in the
                                                                       material, whether regarding the assets backing any
                                                                       securities discussed herein or otherwise, will be
                                                                       superseded by the information included in the final
                                                                       prospectus for any securities actually sold to you.
                                                                       Goldman Sachs does not provide accounting, tax or legal
                                                                       advice. Subject to applicable law, you may disclose any
                                                                       and all aspects of any potential transaction or structure
                                                                       described herein that are necessary to support any U.S.
                                                                       federal income tax benefits, without Goldman Sachs
                                                                       imposing any limitation of any kind.